EXHIBIT 10.7(d)

                              BANK RHODE ISLAND

                             AMENDMENT NO. 5 TO

                   SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


      WHEREAS, Bank Rhode Island (the "Bank") desires to amend the provisions of the Bank's Supplemental Executive Retirement Plan (the "Plan") to provide a death benefit under the Plan; and

      WHEREAS, under Article VIII of the Plan, the Board of Directors of the Bank may amend the Plan at any time, provided that such amendment shall not reduce the vested benefit of any Participant or amend Section 6.1 or
6.2 of the Plan without the consent of all Participants; and

      WHEREAS, under Section 3.1 of the Plan, the Board of Directors of the Bank may from time to time select employees who shall be Participants in the Plan and shall determine the Applicable Benefit Amount for such Participants (as such terms are defined in the Plan); and

      WHEREAS, on the Board of Directors of the Bank approved amending the Plan and approved increasing the Applicable Benefit Amounts payable to Participants under the Plan;

      NOW, THEREFORE, the Plan is amended as follows:

      1.    That Section 5.2 is amended in its entirety to read:

            "5.2   Death Benefits.  No benefits will be payable to anyone
      under this Plan following the death of the Participant."

      2. Schedule B of the Plan be amended to increase the Applicable Benefit Amount payable to Merrill W. Sherman to $250,000 as set forth in Schedule B attached hereto.

      3. All other provisions of the Plan shall remain in full force and effect and are hereby ratified, approved and confirmed.

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      IN WITNESS WHEREOF, the Company has caused this Amendment No. 5 to the Supplemental Executive Retirement Plan to be executed by its duly authorized officer as of the 22nd day of January, 2002.

                                       BANK RHODE ISLAND


                                       By:  s/Malcolm G. Chace
                                            -----------------------------
                                            Malcolm G. Chace,
                                            Chairman

Attest:

S/ Margaret D. Farrell
---------------------------------
Secretary

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                                 SCHEDULE B


      Participants:                        Applicable Benefit Amount
      -------------                        -------------------------

      Sherman, Merrill W.                         $250,000

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